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                                  EXHIBIT 10.4

                                    SBE, INC.

                       1998 NON-OFFICER STOCK OPTION PLAN

               ADOPTED BY THE BOARD OF DIRECTORS ON JUNE 15, 1998
                             AMENDED ON MAY 23, 2000
                             AMENDED ON MAY 22, 2001
                             AMENDED ON MAY 21, 2002
                            AMENDED ON JULY 30, 2002


1.   PURPOSES.

     (a) ELIGIBLE OPTION RECIPIENTS. The persons eligible to receive Options are the non-officer Employees and Consultants of the Company and its Affiliates.

     (b) AVAILABLE OPTIONS. The purpose of the Plan is to provide a means by which eligible recipients of Options may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Nonstatutory Stock Options.

     (c) GENERAL PURPOSE. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Options, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.   DEFINITIONS.

     (a) "AFFILIATE" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

     (b) "BOARD" means the Board of Directors of the Company.

     (c) "CODE" means the Internal Revenue Code of 1986, as amended.

     (d) "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c).

     (e) "Common Stock" means the common stock of the Company.

     (f) "COMPANY" means SBE, Inc., a Delaware corporation.

     (g) "Consultant" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services, provided that the term "Consultant" shall not include a Director.

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     (h)  "CONTINUOUS  SERVICE" means that the  Optionholder's  service with the
Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Optionholder's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionholder renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Optionholder renders such service, provided that there is no interruption or termination of the Optionholder's Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director of the Company will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

     (i) "DIRECTOR" means a member of the Board of Directors of the Company.

     (j) "DISABILITY" means the inability of a person, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of that person's position with the Company or an Affiliate of the Company because of the sickness or injury of the person.

     (k) "EMPLOYEE" means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

     (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     (m) "FAIR MARKET VALUE" means, as of any date, the value of the Common Stock determined as follows:

          (1) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market System or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

          (2) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board and to the extent that the Company is subject to Section 260.140.50 on the date a Stock Award is granted, in a manner consistent with Section 260.140.50.

     (n) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (o) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, and each other person who is an officer within the meaning of Rule 4460(i)(1) of the National Association of Securities Dealers,


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Inc. Manual or such other similar rule, regulation or requirement  applicable to the Company in connection with the listing of the Common Stock for trading on an established stock exchange or other market.

     (p) "OPTION" means a Nonstatutory Stock Option granted pursuant to the Plan.

     (q) "Option Agreement" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

     (r) "OPTIONEE" means a person to whom an Option is granted pursuant to the Plan.

     (s) "OPTIONHOLDER" means a person who holds an outstanding Option granted under the Plan, including (as applicable) the Optionee's estate, person who acquired the right to exercise the Option by bequest or inheritance, or person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d).

     (t) "PARTICIPANT" means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

     (u) "PLAN" means this SBE, Inc. 1998 Non-Officer Stock Option Plan.

     (v) "SECTION 260.140.41" means Section 260.140.41 of Title 10 of the California Code of Regulations.

     (w) "SECTION 260.140.45" means Section 260.140.45 of Title 10 of the California Code of Regulations.

     (x) "SECTION 260.140.50" means Section 260.140.50 of Title 10 of the California Code of Regulations.

     (y) "SECURITIES ACT" means the Securities Act of 1933, as amended.

     (z) "STOCK AWARD" means any right granted under the Plan, including an Option, a stock bonus and a right to acquire restricted stock.

     (aa) "TEN PERCENT STOCKHOLDER" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.   ADMINISTRATION.

     (a) ADMINISTRATION BY BOARD. The Board will administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

     (b) POWERS OF BOARD. The board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

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          (1) To determine from time to time which of the persons eligible under the Plan shall be granted Options; when and how each Option shall be granted; the provisions of each Option granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to an Option; and the number of shares with respect to which an Option shall be granted to each such person.

          (2) To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (3) To amend the Plan or an Option as provided in Section 11.

          (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

     (c) DELEGATION TO COMMITTEE. The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

4.   SHARES SUBJECT TO THE PLAN.

     (a) SHARE RESERVE. Subject to the provisions of Section 10 relating to adjustments upon changes in stock and subject to Section 4(d) below, the stock that may be issued pursuant to Options shall not exceed in the aggregate six hundred fifty thousand (650,000) shares of Common Stock.

     (b) REVERSION OF SHARES TO THE SHARE RESERVE. If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Option shall revert to and again become available for issuance under the Plan. If any Common Stock acquired pursuant to the exercise of an Option shall for any reason be repurchased by the Company under an unvested share repurchase option provided under the Plan, the stock repurchased by the Company under such repurchase option shall not revert to and again become available for issuance under the Plan.

     (c) SOURCE OF SHARES. The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

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     (d)  Notwithstanding  Section 4(a), if at the time of each grant of a Stock
Award under the Plan the Company is subject to Section 260.140.45, the total number of securities issuable upon exercise of all outstanding options and the total number of shares provided for under this Plan and any other stock bonus or similar plan or agreement of the Company shall not exceed 30% of the then outstanding capital stock of the Company (as measured as set forth in Section 260.140.45), unless stockholder approval has been obtained in compliance with
Section 260.140.45 to exceed 30%, in which case the limit shall be such higher percentage as approved by the stockholders.

5.   ELIGIBILITY.

     Options may be granted only to Employees or Consultants who are not, at the time of such grants, (i) Directors or (ii) Officers.

6.   OPTION PROVISIONS.

     Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

     (a) TERM. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted, or such longer or shorter period as may be provided in the Option Agreement.

     (b) EXERCISE PRICE. The exercise price of each Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted; provided, however, that to the extent that the Company is subject to Section 260.140.41 on the date the Option is granted, a Ten Percent Stockholder shall not be granted a Option unless the exercise price of such Option is at least (i) one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant or (ii) such lower percentage of the Fair Market Value of the Common Stock on the date of grant as is permitted by Section 260.140.41 at the time of the grant of the Option.

     (c) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board, by delivery to the Company of other Common Stock, according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock) with the Optionholder or in any other form of legal consideration that may be acceptable to the Board; provided, however, that at any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

     In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

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     (d) TRANSFERABILITY.  An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee. Notwithstanding the foregoing provisions of this subsection 6(d), the Optionee may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

     (e) VESTING GENERALLY. The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments which may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised, including the following Section 6(f).

     (f) MINIMUM VESTING. Notwithstanding the foregoing Section 6(e), to the extent that the Company is subject to the following restrictions on vesting under Section 260.140.41(f) at the time of the grant of the Option, then:

          (1) Options granted to an Employee who is not an Officer, Director or Consultant shall provide for vesting of the total number of shares of Common Stock at a rate of at least twenty percent (20%) per year over five (5) years from the date the Option was granted, subject to reasonable conditions such as continued employment; and

          (2) Options granted to Officers,  Directors or Consultants may be made
fully   exercisable,   subject  to  reasonable   conditions  such  as  continued
employment, at any time or during any period established by the Company.

     (g)  TERMINATION  OF  CONTINUOUS   SERVICE.  In  the  event  an  Optionee's
Continuous Service terminates (other than upon the Optionee's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionee's Continuous Service (or such longer or shorter period specified in the Option Agreement, which period, to the extent that the Company is subject to Section 260.140.41 at the time the Option is granted, shall not be less than thirty (30) days unless such termination is for cause), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after such termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

     (h) EXTENSION OF TERMINATION DATE. An Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Service (other than upon the Optionee's death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in subsection 6(a) or (ii) the expiration of a period of three (3) months after the termination of the Optionee's Continuous Service


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during  which the  exercise  of the  Option  would not be in  violation  of such registration requirements.

     (i) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Service terminates as a result of the Optionee's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of such termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement, which period, to the extent that the Company is subject to Section 260.140.41 at the time the Option is granted, shall not be less than six (6) months) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

     (j) DEATH OF OPTIONEE. In the event (i) an Optionee's Continuous Service terminates as a result of the Optionee's death or (ii) the Optionee dies within the period (if any) specified in the Option Agreement after the termination of the Optionee's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise the Option as of the date of death) by the Optionholder but only within the period ending on the earlier of (1) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement, which period, to the extent that the Company is subject to Section 260.140.41 at the time the Option is granted, shall not be less than six (6) months) or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

     (k) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionee's Continuous Service terminates to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to an unvested share repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate.

7.   COVENANTS OF THE COMPANY.

     (a) AVAILABILITY OF SHARES. During the terms of the Options, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Options.

     (b) SECURITIES LAW COMPLIANCE. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Options and to issue and sell shares of Common Stock upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Option or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

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8.   USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.

9.   MISCELLANEOUS.

     (a) ACCELERATION OF EXERCISABILITY AND VESTING. The Board shall have the power to accelerate the time at which an Option may first be exercised or the time during which an Option or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Option stating the time at which it may first be exercised or the time during which it will vest.

     (b) STOCKHOLDER RIGHTS. No Optionholder shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such Optionholder has satisfied all requirements for exercise of the Option pursuant to its terms.

     (c) NO EMPLOYMENT OR OTHER SERVICE RIGHTS. Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Optionee or Optionholder any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Option was granted (or to serve the Company in any other capacity) or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause or (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate.

     (d) INVESTMENT ASSURANCES. The Company may require an Optionholder, as a condition of exercising or acquiring stock under any Option, (i) to give written assurances satisfactory to the Company as to the Optionholder's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (ii) to give written assurances satisfactory to the Company stating that the Optionholder is acquiring the stock subject to the Option for the Optionholder's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares upon the exercise or acquisition of stock under the Option has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

     (e) WITHHOLDING OBLIGATIONS. To the extent provided by the terms of an Option Agreement, the Optionholder may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under an Option by any of the following means (in addition to the Company's right to


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withhold from any compensation  paid to the Optionholder by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the Optionholder as a result of the exercise or acquisition of stock under the Option; provided, however, that no shares of common stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid variable award accounting); or (iii) delivering to the Company owned and unencumbered shares of the Common Stock.

     (f) REPRICING OF OPTIONS. The Board or the Committee shall have the authority to effect, at any time and from time to time (i) the repricing of any outstanding Options under the Plan, provided, however, that to the extent the Company is subject to Section 260.140.41 at the time of any repricing, the new exercise price of the repriced outstanding Options shall not be less than eighty-five percent (85%) of the Fair Market Value, except that the price shall be 110% of the Fair Market Value in the case of a Ten Percent Stockholder, and/or (ii) with the consent of the affected Optionholders, the cancellation of any outstanding Options and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of Common Stock, but having an exercise price per share not less than eighty-five percent (85%) of the Fair Market Value; provided, however, that to the extent that the Company is subject to Section 260.140.41 at the time of the grant of any new Options, a Ten Percent Stockholder shall not be granted a Nonstatutory Stock Option unless the exercise price of such Option is at least (i) one hundred ten percent (110%) of the Fair Market Value of the common stock on the date of grant or (ii) such lower percentage of the Fair Market Value of the common stock on the date of grant as is permitted by Section 260.140.41 at the time of the grant of the Option.

     (g)  INFORMATION  OBLIGATION.  To the extent that the Company is subject to
Section 260.140.46 of Title 10 of the California Code of Regulations at the time a Stock Award is granted, the Company shall deliver financial statements to Participants at least annually. This Section 10(g) shall not apply to key Employees whose duties in connection with the Company assure them access to equivalent information.

     (h) Repurchase Limitation. The terms of any repurchase option shall be specified in the Stock Award, and the repurchase price may be either the Fair Market Value of the shares of Common Stock on the date of termination of employment or their original purchase price. To the extent that the Company is subject to Section 260.140.41 at the time a Stock Award is made, any repurchase option contained in a Stock Award granted to a person who is not an Officer, Director or Consultant shall be upon the terms described below:

          (1) FAIR MARKET VALUE. If the repurchase option gives the Company the right to repurchase the shares of Common Stock upon termination of employment at not less than the Fair Market Value of the shares of Common Stock to be purchased on the date of termination of Continuous Service, then (i) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares of Common Stock within ninety (90) days of termination of Continuous Service (or in the case of shares of Common Stock issued upon exercise of Stock Awards after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Participant (for example, for purposes of


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satisfying  the  requirements  of  Section  1202(c)(3)  of  the  Code  regarding
"qualified small business stock") and (ii) the right terminates when the shares of Common Stock become publicly traded.

          (2) ORIGINAL PURCHASE PRICE. If the repurchase option gives the Company the right to repurchase the shares of Common Stock upon termination of Continuous Service at their original purchase price, then (x) the right to repurchase at the original purchase price shall lapse at the rate of at least twenty percent (20%) of the shares of Common Stock per year over five (5) years from the date the Stock Award is granted (without respect to the date the Stock Award was exercised or became exercisable) and (y) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares of Common Stock within ninety (90) days of termination of Continuous Service (or in the case of shares of Common Stock issued upon exercise of Options after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Participant (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code regarding "qualified small business stock").

10.  ADJUSTMENTS UPON CHANGES IN STOCK.

     (a) CAPITALIZATION ADJUSTMENTS. If any change is made in the stock subject to the Plan, or subject to any Option, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a), and the outstanding Options will be appropriately adjusted in the class(es) and number of securities and price per share of stock subject to such outstanding Options. Such adjustments shall be made by the Board, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

     (b) CHANGE IN CONTROL. In the event of: (1) a dissolution, liquidation or sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then to the extent permitted by applicable law:
(i) any surviving corporation shall assume any Options outstanding under the Plan or shall substitute similar Options for those outstanding under the Plan, or (ii) such Options shall continue in full force and effect. In the event any surviving corporation refuses to assume or continue such Options, or to substitute similar options for those outstanding under the Plan, then, with respect to Options held by persons then performing services as Employees, Directors or Consultants, the time during which such Options may be exercised shall be accelerated and the Options terminated if not exercised prior to such event.

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11.  AMENDMENT OF THE PLAN AND OPTIONS.

     (a) AMENDMENT OF PLAN. The Board at any time, and from time to time, may amend the Plan.

     (b) STOCKHOLDER APPROVAL. The Board may, in its sole discretion, submit any amendment to the Plan for stockholder approval.

     (c) NO IMPAIRMENT OF RIGHTS. Rights under any Option granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless
(i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.

     (d) AMENDMENT OF OPTIONS. The Board at any time, and from time to time, may amend the terms of any one or more Options; provided, however, that the rights under any Option shall not be impaired by any such amendment unless (i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.

12.  TERMINATION OR SUSPENSION OF THE PLAN.

     (a) PLAN TERM. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the date ten (10) years from the date of adoption by the Board. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) NO IMPAIRMENT OF RIGHTS. Rights and obligations under any Option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the written consent of the Optionholder.

13.  EFFECTIVE DATE OF PLAN.

     The Plan shall become effective on the date it is adopted by the Board



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